UAM FUNDS, INC.

ICM Small Company Portfolio
Institutional Class Shares

Supplement dated July 1, 1998
To the Prospectus dated January 22, 1998, as supplemented May
14, 1998

The following language is added to the inside cover page of the
Prospectus:

Important Portfolio Closing Information

Effective on the date of this Supplement, the ICM Small Company Portfolio is closed to further investment, except to persons who were shareholders of the Portfolio as of June 30, 1998 and clients of Investment Counselors of Maryland, Inc. due to concerns that an increase in the size of the Portfolio may adversely affect implementation of the Portfolio's investment strategy. The Fund may choose to reopen the Portfolio to new investments at any time, and may subsequently close the Portfolio again should concerns regarding the size of the Portfolio recur.